EXHIBIT 99.3

INDEPENDENT AUDITOR’S REPORT

The Partners

Automatic Laundry Company, Ltd.

Denver, Colorado

We have audited the accompanying balance sheets of Automatic Laundry Company, Ltd. as of December 31, 2007, and 2006 and the related statements of operations, changes in partners’ capital and cash flows for the years then ended.  These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Automatic Laundry Company, Ltd. as of December 31, 2007 and 2006 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 11 to the financial statements, on April 1, 2008 the Company’s partners entered into an agreement to sell their ownership interests in the Company.  This subsequent event is not reflected in the accompanying financial statements.

/s/ Clifton Gunderson LLP

Denver, Colorado
May 5, 2008

AUTOMATIC LAUNDRY COMPANY, LTD.

BALANCE SHEETS

December 31, 2007 and 2006

ASSETS

	2007	2006

CURRENT ASSETS
Cash and cash equivalents	$5,438,618	$4,680,104
Investment securities	6,378,265	5,870,454
Current portion of prepaid lease costs	2,841,491	2,982,051
Prepaid expenses and other current assets	247,554	246,698

Total current assets	14,905,928	13,779,307

PROPERTY AND EQUIPMENT, NET	10,811,520	11,056,325

OTHER ASSETS
Prepaid lease costs, less current portion included above	3,483,217	3,712,846
Covenants not to compete, less accumulated amortization of $1,022,188 in 2007 and $936,188 in 2006	186,806	272,806
Goodwill	8,371,159	8,371,159
Cash surrender value of life insurance	554,226	533,810
Deposits and other assets	477,720	321,248

Total other assets	13,073,128	13,211,869

TOTAL ASSETS	$38,790,576	$38,047,501

AUTOMATIC LAUNDRY COMPANY, LTD.

BALANCE SHEETS

December 31, 2007 and 2006

LIABILITIES AND PARTNERS’ CAPITAL

	2007	2006

CURRENT LIABILITIES
Accounts payable and accrued expenses	$1,563,664	$1,972,051
Current maturities of notes payable	694,449	666,666
Current maturities of related party notes payable	6,085,000	55,357
Due to affiliated entity for administrative services	1,157,821	1,171,154
Location rentals payable	3,752,664	3,801,008

Total current liabilities	13,253,598	7,666,236

LONG-TERM LIABILITIES
Notes payable, less current maturities included above	—	694,449
Related party notes payable, less current maturities included above	—	6,085,000
Other long-term liabilities	448,884	297,239

Total long-term liabilities	448,884	7,076,688

Total liabilities	13,702,482	14,742,924

PARTNERS’ CAPITAL
General partner	411,707	393,872
Limited partner	24,676,387	22,910,705

Total partners’ capital	25,088,094	23,304,577

TOTAL LIABILITIES AND PARTNERS’ CAPITAL	$38,790,576	$38,047,501

The accompanying notes are an integral part of the financial statement

AUTOMATIC LAUNDRY COMPANY, LTD.

STATEMENTS OF OPERATIONS

Years Ended December 31, 2007 and 2006

	2007	2006

REVENUE
Laundry route income	$65,263,636	$64,964,505
Equipment lease income	609,326	665,430

Total revenue	65,872,962	65,629,935

OPERATING EXPENSES
Location rentals	32,107,351	32,015,489
Depreciation and amortization	8,924,366	8,829,012
Salaries, wages, and employee benefits	11,093,788	10,623,402
Administrative service fees	4,999,240	4,950,739
Other location expenses	627,818	733,747
Parts and supplies	1,269,413	1,304,564
General and administrative	1,426,798	1,314,057
Rent and occupancy	854,518	753,016
Transportation	1,046,130	926,469
Other operating expenses	1,100,965	1,161,647
Marketing expenses	352,221	282,175
Executive services fee	200,000	134,000
Loss on disposal of property and equipment	285,145	15,736

Total operating expenses	64,287,753	63,044,053

Operating income	1,585,209	2,585,882

OTHER INCOME (EXPENSE)
Interest income	295,646	215,065
Interest expense	(617,901)	(665,596)
Other, net	520,563	409,275

Total other income (expense)	198,308	(41,256)

NET INCOME	$1,783,517	$2,544,626

The accompanying notes are an integral part of the financial statements

AUTOMATIC LAUNDRY COMPANY, LTD.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL

Years Ended December 31, 2007 and 2006

			Total
		PaceCo	Partners’
	JCP Holding, LP	Investors, LP	Capital

BALANCES, DECEMBER 31, 2005	$368,426	$20,391,525	$20,759,951

Net income	25,446	2,519,180	2,544,626

BALANCES, DECEMBER 31, 2006	393,872	22,910,705	23,304,577

Net income	17,835	1,765,682	1,783,517

BALANCES, DECEMBER 31, 2007	$411,707	$24,676,387	$25,088,094

The accompanying notes are an integral part of the financial statements

AUTOMATIC LAUNDRY COMPANY, LTD.

STATEMENTS OF CASH FLOWS

Years Ended December 31, 2007 and 2006

	2007	2006

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,783,517	$2,544,626
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	8,924,366	8,829,012
Loss on disposal of property and equipment	285,145	15,736
Increase in cash surrender value of life insurance	(20,416)	(20,655)
Net increase in benefit plan	—	92,818
Changes in operating assets and liabilities:
Prepaid lease costs	(3,175,854)	(3,086,148)
Prepaid expenses and other current assets	(856)	(36,038)
Deposits and other assets	(4,827)	14,358
Accounts payable and accrued expenses	(408,387)	438,759
Due to affiliated entity	(13,333)	63,396
Location rentals payable	(48,344)	163,458

Net cash provided by operating activities	7,321,011	9,019,322

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of investment securities	(12,725,519)	(10,754,084)
Proceeds from maturities of investment securities	12,217,708	8,811,567
Expenditures for property and equipment	(5,353,361)	(5,941,403)
Proceeds from sale of property and equipment	20,698	18,175

Net cash used by investing activities	(5,840,474)	(7,865,745)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments on notes payable	(722,023)	(736,322)

Net cash used by financing activities	(722,023)	(736,322)

NET INCREASE IN CASH AND CASH EQUIVALENTS	758,514	417,255

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	4,680,104	4,262,849

CASH AND CASH EQUIVALENTS, END OF YEAR	5,438,618	4,680,104

SUPPLEMENTAL CASH FLOW INFORMATION
Interest paid	$617,901	$665,596

The accompanying notes are an integral part of the financial statements

AUTOMATIC LAUNDRY COMPANY, LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 and 2006

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Automatic Laundry Company, LTD. (the “Company”) is a limited partnership owned by JCP Holding, LP (1% General Partner) and PaceCo Investors, LP (99% Limited Partner).

The Company leases laundry room space as the lessee and operates coin-operated laundry equipment in apartments, condominiums, and townhome developments in Alabama, Arizona, Arkansas, Colorado, Florida, Louisiana, Mississippi, New Mexico, Tennessee, Texas, Washington,  and Wyoming.  During the years ended December 31, 2007 and 2006, revenue derived from Colorado locations was 34% of total revenue.

Use of Estimates in Preparing Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Revenue Recognition

The Company recognizes laundry route revenue on an accrual basis and related expenses are recognized as incurred.  The Company recognizes equipment lease income on a straight-line basis over the terms of the lease agreements (see Note 8).

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments with an original maturity of three months or less to be cash equivalents.  Included in cash and cash equivalents is an estimate of cash not yet collected which is at laundry facilities at year-end.  The total estimated cash was $2,654,748 and $2,635,950 at December 31, 2007 and 2006, respectively.

Investment Securities

Investment securities at December 31, 2007 and 2006 consist of U.S. Treasury Bills.  These debt securities were classified as held-to-maturity at December 31, 2006 as the Company had the positive intent and ability to hold the securities to maturity.  Held-to-maturity securities are stated at amortized cost, adjusted for amortization of premiums and accretion of discounts to maturity.  Such amortization and accretion is included in interest income.  In March 2008, the Company sold all of its investment securities and as a result, transferred all of its held-to-maturity securities at December 31, 2007 to investments categorized as available-for-sale.  Management determined that it no longer had the positive intent to hold its investment in securities classified as held-to-maturity due to the actual sale of the investments prior to maturity.  Available-for-sale securities are carried at fair value.  The amortized cost of debt securities in this category is also adjusted for amortization of premiums and accretion of discounts to maturity.  There was no

AUTOMATIC LAUNDRY COMPANY, LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 and 2006

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

material difference between the amortized cost and fair value of the securities transferred at December 31, 2007 or at the date of sale; therefore, no gain or loss was recognized.  The securities originally matured in one year or less.  Interest on investment securities is included in interest income.

Parts and Supplies

The Company expenses parts and supplies when purchased.

Property and Equipment

Property and equipment are stated at cost.  Depreciation on property and equipment is as follows:

		Estimated
		Useful Life
	Method	(in Years)

Laundry equipment	Accelerated	5
Transportation equipment	Accelerated	5
Furniture and office equipment	Accelerated	7
Buildings	Straight-line	20-39

Leasehold improvements are amortized over the shorter of their estimated useful lives or the term of the respective leases.  Construction in process represents software capitalized for internal use and not yet placed in service.  Total depreciation expense for the years ended December 31, 2007 and 2006 was $5,292,323 and $5,157,902, respectively.

Impairment of Long-Lived Assets

The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable.  Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset.  If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets.  Assets to be disposed of are reported at the lower of carrying amount or the fair value less costs to sell.  A review of such assets by the Company during 2007 resulted in a write-off of internally developed software not anticipated to be used with a net book value of $271,308.  The impairment loss is included in the loss on disposal of property and equipment for the year ended December 31, 2007.

Prepaid Lease Costs

Prepaid lease costs consist of lease initiation fees paid to lessors in connection with obtaining lease locations.  Prepayments are amortized monthly using the greater of straight-line amortization over the prepayment period or a predetermined percentage of gross receipts.  The projected amount of the succeeding year’s amortization for existing leases is included in current assets.  Amortization of prepaid leases for the years ended December 31, 2007 and 2006 was $3,546,043 and $3,581,341, respectively.

AUTOMATIC LAUNDRY COMPANY, LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 and 2006

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Covenants Not to Compete

Covenants not to compete are amortized on a straight-line basis over the terms of the agreements.  Amortization of covenants not to compete for the years ended December 31, 2007 and 2006 was $86,000 and $86,000, respectively.

Lease Acquisition Costs

Lease acquisition costs consisted of capitalized costs associated with leases of locations acquired in the purchase of assets of coin-operated laundry operators and were fully amortized at December 31, 2006.  Amortization of lease acquisition costs for the years ended December 31, 2007 and 2006 was $0 and $3,769, respectively.

Goodwill and Other Intangible Assets

Goodwill relates to the Company’s acquisition of certain assets and represents the excess of the cost of net assets acquired over the fair value of the net assets and is subsequently reported at the lesser of carrying value or fair value. Goodwill is not amortized, but rather is tested at least annually for impairment under Statement of Financial Accounting Standards (“SFAS”) No. 142 “Goodwill and Other Intangible Assets”. At December 31, 2007 and 2006, the Company determined that there was no impairment. In addition, intangible assets (other than goodwill) that have finite useful lives will continue to be amortized over their useful lives.

Sales Taxes Collected and Remitted

The Company presents sales taxes collected from the laundry route customers and remitted to governmental authorities on a gross basis, including such amounts in revenues and operating expenses.  The amount of sales taxes collected and remitted that are included in revenues were approximately $137,000 and $136,000 for the years ended December 31, 2007 and 2006, respectively.

Income Taxes

The Company is a limited partnership, and accordingly, no provision for income taxes is included in the financial statements since all income, deductions, gains, losses, and credits are reportable on the tax returns of the partners of the Company.

New Accounting Standards

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes,” an interpretation of FASB Statement No. 109 (“FIN 48”), to create a single model to address accounting for uncertainty in tax positions.  FIN 48 clarifies the accounting for income taxes by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements.  FIN 48 also provides guidance on derecognition, measurement, classification, interest and penalties, disclosure and transition.  FIN 48 is effective for nonpublic entities for annual periods beginning after December 15, 2007.  The Company will adopt FIN 48 in its December 31, 2008 statements as required.  The

AUTOMATIC LAUNDRY COMPANY, LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 and 2006

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

cumulative effect of adopting FIN 48 will be recorded as an adjustment to partner’s capital on January 1, 2008.  The Company has not determined the effect, if any, the adoption of FIN 48 will have on the Company’s financial position and results of operations.

NOTE 2 - RELATED PARTY TRANSACTIONS

Related parties include the Company’s owners, JCP Holding, LP and PaceCo Investors, LP and their affiliated entities and/or owners.

In conjunction with the acquisition of certain assets in May 2000, the Company financed $3,000,000 of the purchase price of the assets with related party notes payable (see Note 4).  The Company also refinanced a bank note with a related party note payable in the amount of $3,085,000 during 2004 (see Note 4).  The Company also has a separate note payable to another related party.  The balance of this note was $55,357 at December 31, 2006 and was paid off in 2007 (see Note 4).

The Company has an administrative services contract with an affiliate of the Company’s owners whereby the affiliate provides the Company certain management, accounting, and administrative services in return for approximately 7.5% of the Company’s gross receipts.  The Company incurred expenses of $4,999,240 and $4,950,739 under this agreement during 2007 and 2006, respectively, of which $1,157,821 and $1,171,154 was unpaid at December 31, 2007 and 2006, respectively.  The Company also incurred an annual executive services fee to an affiliated entity of $200,000 and $134,000 in 2007 and 2006, respectively.  In addition, rent of $98,988 and $96,792 in 2007 and 2006 was paid for office and warehouse space located in Denver to a company that is substantially owned by trusts for the benefit of the children of certain related parties.  The leasing agreement was extended through 2012 in March 2007.  The Company also paid rent of $20,000 in 2007 for office and warehouse space located in Phoenix that is substantially owned by trusts for the benefit of the children of certain related parties (see Note 6).  The lease was terminated in March 2008 and the Company paid termination fees totaling $275,000 to the related trusts (see Note 6).  The Company made payments to an affiliate of the Company’s owners for workers’ compensation premiums of $226,970 and $206,545, and for health insurance premiums of $1,021,784 and $867,403 in 2007 and 2006, respectively. The Company sold new washing machines to an affiliate of the Company’s owners for $106,693 and $27,604 in 2007 and 2006, respectively.  The washing machines were sold at cost.  The Company also made payments to an affiliate of the Company’s owners for computer consulting and software development services in the amount of $144,933 and $133,805 in 2007 and 2006, respectively.

The Company also has an Excess Benefit Plan administered by an affiliate of the Company’s owners (see Note 9).

AUTOMATIC LAUNDRY COMPANY, LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 and 2006

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment as December 31, 2007 and 2006 consist of:

	2007	2006

Land	$39,956	$39,956
Buildings	343,749	343,749
Laundry equipment	50,804,369	51,171,509
Transportation equipment	3,382,648	3,292,011
Furniture and office equipment	1,543,994	1,803,508
Leasehold improvements	637,282	637,282
Development in process - computer software	—	263,753
Total	56,751,998	57,551,768
Less accumulated depreciation and amortization	(45,940,478)	(46,495,443)

Net property and equipment	$10,811,520	$11,056,325

During the years ended December 31, 2007 and 2006, the Company replaced a number of older laundry machines with new machines that are the same model that the Company typically purchases for its locations.  The Company did not record a loss on disposal of laundry equipment in 2007 and 2006 in conjunction with these disposals as the laundry machines were fully depreciated.

NOTE 4 - NOTES PAYABLE

Bank note payable as of December 31, 2007 and 2006 consist of the following:

	2007	2006

Unsecured note payable to bank, payable in monthly principal installments of $55,555 plus interest at 6.15%; originally due October 2007 and subsequently extended to February 2009; note paid in full in February 2008; guaranteed by certain related parties.	$694,449	$1,361,115

Total bank notes payable	694,449	1,361,115

Less current portion	(694,449)	(666,666)

Long-term portion	$—	$694,449

The bank note payable contained certain restrictions regarding administrative matters and financial ratios.  The Company was in compliance with the note payable covenants at December 31, 2007 and 2006.

AUTOMATIC LAUNDRY COMPANY, LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 and 2006

NOTE 4 - NOTES PAYABLE (CONTINUED)

Related party notes payable as of December 31, 2007 and 2006 consist of the following:

	2007	2006

Unsecured notes payable to various related individuals; interest only payments at 10% due monthly; final principal due June 30, 2008; notes subsequently extended to June 30, 2009; note paid in full in March 2008.	$3,000,000	$3,000,000

Unsecured note payable to a related party; interest payable quarterly at 8%; final principal due May 27, 2008; notes subsequently extended to May 27, 2009; note paid in full in March 2008.	3,085,000	3,085,000

Unsecured note payable to a related individual; payable in monthly installments of $6,477 including interest at 8.5%; note paid off at maturity on September 1, 2007.	—	55,357

Total related party notes payable	6,085,000	6,140,357

Less current portion	(6,085,000)	(55,357)

Long-term portion	$—	$6,085,000

Although the bank and related party notes payable had extended maturity dates in 2009, the note balances are included as a current liability at December 31, 2007 due to the notes being paid in full in 2008.

NOTE 5 - ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued expenses as of December 31, 2007 and 2006 consist of the following:

	2007	2006

Accounts payable	$746,054	$1,200,977
Accrued property taxes	372,100	346,600
Accrued payroll	408,739	380,737
Accrued excise taxes	35,065	41,001
Other	1,706	2,736

Total	$1,563,664	$1,972,051

AUTOMATIC LAUNDRY COMPANY, LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 and 2006

NOTE 6 - OFFICE AND WAREHOUSE LEASES

The Company leases office and warehouse space in Alabama, Arizona, Colorado, Texas, Tennessee, and Washington under noncancelable operating leases that expire through 2013.

Future minimum lease payments, including defined facility costs, and a lease termination fee of $275,000 (see Note 2), under noncancelable operating leases are as follows:

Year ending December 31
2008	$744,229
2009	333,717
2010	285,224
2011	271,590
2012	154,478
Thereafter	57,600

Total minimum lease payments	$1,846,838

Total rent expense under operating leases for office and warehouse space was approximately $478,000 in 2007 and $453,000 in 2006.

NOTE 7 - LAUNDRY FACILITY RENTALS

The Company leases laundry facilities under various lease agreements in which the Company is required to make minimum guaranteed rent payments to the respective lessors.  The lease agreements contain renewal options and expire at various dates through 2020.  The minimum payment is generally $5 per month for those lease agreements that contain the guaranteed minimum payment.  In addition to the minimum guaranteed payment, the Company also pays a percentage of laundry route income as location rentals to the lessors under its laundry room leases.  The contingent payments are based on a prescribed percentage of route collections at the respective location.

Future minimum guaranteed rent payments required under these lease agreements are as follows:

2008	$299,925
2009	257,315
2010	215,815
2011	180,470
2012	142,295
Thereafter	317,390

Total	$1,413,210

Minimum lease payments in this schedule exclude the contingent rental payments and renewal options.

AUTOMATIC LAUNDRY COMPANY, LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 and 2006

NOTE 7 - LAUNDRY FACILITY RENTALS (CONTINUED)

Location rental expense consists of the following components:

	2007	2006

Minimum lease payments	$297,875	$298,150
Contingent rentals	31,809,476	31,717,339

Total	$32,107,351	$32,015,489

Included in minimum lease payments above are $28,560 and $27,280 of actual minimum payments made when the minimum was not reached through the percentage of collections.

NOTE 8 - EQUIPMENT LEASE INCOME

The Company may rent laundry equipment under operating leases to certain apartment complexes primarily at its Washington locations, in lieu of receiving the net route income from the facilities (see Note 7).  The terms of these leases are generally month-to-month arrangements, with some leases with terms of several years.  The Company retains title to the equipment, pays all insurance and taxes, and is obligated to maintain a working machine during the term of the agreements.  Total income from equipment leases was $609,326 and $665,430 for the years ended December 31, 2007 and 2006, respectively.

NOTE 9 - EMPLOYEE BENEFIT PLANS

The Company maintains a contributory deferred savings and profit sharing plan established pursuant to Section 401(k) of the Internal Revenue Code covering substantially all employees.  Company contributions to the plan are made at the discretion of the Company and were approximately $179,000 and $165,000 for the years ended December 31, 2007 and 2006, respectively.

The Company also participates in a non-qualified benefit plan for the benefit of certain senior executives.  The plan is administered by a related entity (see Note 2).  The Company’s contributions to the plan were $27,158 and $25,563 for the years ended December 31, 2007 and 2006, respectively.  The plan’s assets and a corresponding liability for the same amount are included in deposits and other assets and other long-term liabilities of $448,884 and $297,239 at December 31, 2007 and 2006, respectively.  The Company’s participation in the plan was terminated in March 2008.

AUTOMATIC LAUNDRY COMPANY, LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 and 2006

NOTE 10 - SIGNIFICANT CONCENTRATIONS

Generally accepted accounting principles require disclosure of information about current vulnerabilities due to certain concentrations.  These matters include the following:

Concentration of Risks

The Company maintains its cash and cash equivalents in various commercial banks.  Balances on deposit are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to specified limits.  The Company had balances in excess of FDIC limits at December 31, 2007 and 2006, which were uninsured.  The Company believes it is not exposed to any significant risk on cash and cash equivalents.

NOTE 11 - SUBSEQUENT EVENTS

On April 1, 2008, the general partner and the limited partner sold 100% of their interests in the Company to Mac-Gray Corporation.  The purchase price consisted of $106,500,000 in cash and an unsecured note for $10,000,000.  The note carries an interest rate of 9% per annum and matures on April 1, 2010.  Under the terms of the agreement, the seller will receive all of the uncollected cash and has assumed responsibility for all liabilities of the Company as of March 31, 2008.

In conjunction with the sale, distributions of $2,200,000 were also paid to the Company’s owners on March 31, 2008.

This information is an integral part of the accompanying financial statements.